June 11, 2008

BodyTel Scientific, Inc.
c/o Frode Jensen
Holland and Knight
195 Broadway
24th Floor
New York, New York 10038
USA
Fax: +1 212 385 9010

Re: Purchase of Secured Convertible Discount Note due June 11, 2013

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to Section 5.2 of the Note Purchase Agreement (the “Note Purchase Agreement”) dated as of June 11, 2008 between BodyTel Scientific, Inc. (the “Company”) and Purchaser with respect to the Company’s Convertible Discount Note due June 11, 2013 (the “Note”). Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement.

The Purchaser represents to and agrees with the Company as follows:

(a) The Purchaser is authorized to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby.

(b) By reason of its business and financial experience, the Purchaser has such knowledge, sophistication and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Note and is able to bear the economic risk of such investment.

(c) The Purchaser is either (I) an “accredited investor” as defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”) or (II) a “qualified institutional buyer” within the meaning of Rule 144A. The Purchaser understands that the offering and sale of the Note has not been and will not be registered under the Act, and has not and will not be registered or qualified under any applicable “Blue Sky” law, and that the offering and sale of the Note has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

(d) The Purchaser is acquiring an interest in the Note without a view to any distribution, resale or other transfer thereof except, with respect to the Note or any interest or participation therein, as contemplated in the following sentence and except that the disposition of Purchaser’s property shall always be within its control. The Purchaser recognizes that it may only transfer the Note in whole and will not resell or otherwise transfer any interest in the Note except in a transaction exempt from the registration requirements of the Act and applicable state securities or “blue sky” laws. The Purchaser acknowledges that it has no right to require the Company to register the Note under the Act or any other securities law.

(e) The Purchaser understands that each Note will bear a legend to substantially the following effect:

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS NOTE BEARS ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE WITH RESPECT TO EACH $1000 OF PRINCIPAL AMOUNT AT MATURITY OF THIS NOTE IS $819.54, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1000 OF PRINCIPAL AMOUNT AT MATURITY OF THIS NOTE IS $180.46, THE ISSUE DATE IS JUNE 11, 2008 AND THE YIELD TO MATURITY BASED ON QUARTERLY COMPOUNDING IS 4.00% PER ANNUM.

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS NOTE IS TRANSFERABLE ONLY IN WHOLE. TRANSFERS OF LESS THAN THE ENTIRE PRINCIPAL AMOUNT HEREOF ARE VOID.

(f) The Purchaser represents and warrants that (i) the Purchaser is not an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Security Act of 1974, as amended), (ii) the Purchaser is not a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (iii) the Purchaser is not directly or indirectly purchasing any Note, or any interest therein, on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of, either such type of plan, and (iv) the Note, or interests therein, acquired by the Purchaser will not constitute part of the assets of any Individual Retirement Account.

(g) The Purchaser acknowledges that the Company and Holland & Knight LLP will rely upon the accuracy and truth of the representations contained herein and the Purchaser hereby consents to such reliance.

(h) The Purchaser agrees to treat the Note for federal, state and local income and franchise tax purposes as indebtedness of the Company.

(i) This Investment Letter has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of, the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity.

Very truly yours,

Pageant Holdings Ltd

By /s/ Nicholas J. Furlong
Name:
Title: